SUBSIDIARIES                                                        Exhibit 21.1


Subsidiary                            Form                   Owner
----------                            ----                   -----
Town Sports AG                     Corporation   TSI International, Inc.
TSI 217 Broadway, Inc.             Corporation   Town Sports International, Inc.
TSI Alexandria, LLC                Corporation   TSI Holdings (VA), Inc.
TSI Allston, Inc.                  Corporation   Town Sports International, Inc.
TSI Andover, Inc.                  Corporation   TSI Holdings (MA), Inc.
TSI Arthro Fitness Services, Inc.  Corporation   Town Sports International, Inc.
TSI Battery Park, Inc.             Corporation   Town Sports International, Inc.
TSI Bethesda, LLC                  Corporation   TSI Holdings (MD), Inc.
TSI Broadway, Inc.                 Corporation   Town Sports International, Inc.
TSI Brooklyn Belt, Inc.            Corporation   Town Sports International, Inc.
TSI Brunswick, Inc.                Corporation   Town Sports International, Inc.
TSI Bryn Mawr, LLC                 Corporation   TSI Holdings (PA), Inc.
TSI Bulfinch, Inc.                 Corporation   Town Sports International, Inc.
TSI Cash Management, Inc.          Corporation   Town Sports International, Inc.
TSI Central Square, Inc.           Corporation   Town Sports International, Inc.
TSI Centreville, LLC               Corporation   TSI Holdings (VA), Inc.
TSI Cherry Hill, LLC               Corporation   TSI Holdings (NJ), Inc.
TSI Clarendon, LLC                 Corporation   TSI Holdings (VA), Inc.
TSI Cobble Hill, Inc.              Corporation   Town Sports International, Inc.
TSI Colonia, LLC                   Corporation   TSI Holdings (NJ), Inc.
TSI Commack, Inc.                  Corporation   Town Sports International, Inc.
TSI Connecticut Avenue, Inc.       Corporation   TSI Holdings (DC), Inc.
TSI Copley, Inc.                   Corporation   Town Sports International, Inc.
TSI Court Street, Inc.             Corporation   Town Sports International, Inc.
TSI Croton, Inc.                   Corporation   Town Sports International, Inc.
TSI Danbury, Inc.                  Corporation   Town Sports International, Inc.
TSI Danvers, Inc.                  Corporation   TSI Holdings (MA), Inc.
TSI Dupont Circle, Inc.            Corporation   TSI Holdings (DC), Inc.
TSI Dupont II, Inc.                Corporation   TSI Holdings (DC), Inc.
TSI East 23, Inc.                  Corporation   Town Sports International, Inc.
TSI East 34, Inc.                  Corporation   Town Sports International, Inc.
TSI East 36, Inc.                  Corporation   Town Sports International, Inc.
TSI East 41, Inc.                  Corporation   Town Sports International, Inc.
TSI East 51, Inc.                  Corporation   Town Sports International, Inc.
TSI East 59, Inc.                  Corporation   Town Sports International, Inc.
TSI East 76, Inc.                  Corporation   Town Sports International, Inc.
TSI East 86, LLC                   Corporation   Town Sports International, Inc.
TSI East 91, Inc.                  Corporation   Town Sports International, Inc.
TSI East Cambridge, Inc.           Corporation   Town Sports International, Inc.
TSI East Meadow, Inc               Corporation   Town Sports International, Inc.
TSI Fairfax, LLC                   Corporation   TSI Holdings (VA), Inc.
TSI Fenway, Inc.                   Corporation   Town Sports International, Inc.
TSI Fifth Avenue, Inc.             Corporation   Town Sports International, Inc.

SUBSIDIARIES                                                        Exhibit 21.1


Subsidiary                            Form                   Owner
----------                            ----                   -----
TSI First Avenue, Inc.             Corporation   Town Sports International, Inc.
TSI Forest Hills, Inc.             Corporation   Town Sports International, Inc.
TSI Fort Lee, LLC                  Corporation   TSI Holdings (NJ), Inc.
TSI Framingham, Inc.               Corporation   TSI Holdings (MA), Inc.
TSI Franklin (MA), Inc.            Corporation   TSI Holdings (MA), Inc.
TSI Franklin Park, LLC             Corporation   TSI Holdings (NJ), Inc.
TSI Freehold, LLC                  Corporation   TSI Holdings (NJ), Inc.
TSI Garden City, Inc.              Corporation   Town Sports International, Inc.
TSI Germantown, LLC                Corporation   TSI Holdings (MD), Inc.
TSI Glover, Inc.                   Corporation   TSI Holdings (DC), Inc.
TSI Great Neck, Inc.               Corporation   Town Sports International, Inc.
TSI Greenwich, Inc.                Corporation   Town Sports International, Inc.
TSI Herald, Inc.                   Corporation   Town Sports International, Inc.
TSI Highpoint, LLC                 Corporation   TSI Holdings, (PA), Inc.
TSI Hoboken, LLC                   Corporation   TSI Holdings (NJ), Inc.
TSI Holdings (CIP), Inc.           Corporation   Town Sports International, Inc.
TSI Holdings (DC), Inc.            Corporation   Town Sports International, Inc.
TSI Holdings (IP), Inc.            Corporation   Town Sports International, Inc.
TSI Holdings, (MA) Inc             Corporation   Town Sports International, Inc.
TSI Holdings (MD), Inc.            Corporation   Town Sports International, Inc.
TSI Holdings (NJ), Inc.            Corporation   Town Sports International, Inc.
TSI Holdings (PA), Inc.            Corporation   Town Sports International, Inc.
TSI Holdings (VA), Inc.            Corporation   Town Sports International, Inc.
TSI Huntington, Inc.               Corporation   Town Sports International, Inc.
TSI International, Inc.            Corporation   Town Sports International, Inc.
TSI Irving Place, Inc.             Corporation   Town Sports International, Inc.
TSI Larchmont, Inc.                Corporation   Town Sports International, Inc.
TSI Lexington, Inc.                Corporation   Town Sports International, Inc.
TSI Lexington, (MA), Inc.          Corporation   TSI Holdings (MA), Inc.
TSI Lincoln, Inc.                  Corporation   Town Sports International, Inc.
TSI Long Beach, Inc.               Corporation   Town Sports International, Inc.
TSI Lynnfield, Inc.                Corporation   TSI Holdings (MA), Inc.
TSI M Street, Inc.                 Corporation   TSI Holdings (DC), Inc.
TSI Madison, Inc.                  Corporation   Town Sports International, Inc.
TSI Mahwah, LLC                    Corporation   TSI Holdings (NJ), Inc.
TSI Mamaroneck, Inc.               Corporation   Town Sports International, Inc.
TSI Market Street, LLC             Corporation   TSI Holdings (PA), Inc.
TSI Marlboro, LLC                  Corporation   TSI Holdings (NJ), Inc.
TSI Matawan, LLC                   Corporation   TSI Holdings (NJ), Inc.
TSI Merrifield, Inc.               Corporation   Town Sports International, Inc.
TSI Montclair, LLC                 Corporation   TSI Holdings (NJ), Inc.
TSI Nanuet, Inc.                   Corporation   Town Sports International, Inc.
TSI Nashua, LLC                    Corporation   Town Sports International, Inc.
TSI Natick, Inc.                   Corporation   Town Sports International, Inc.

SUBSIDIARIES                                                        Exhibit 21.1


Subsidiary                            Form                   Owner
----------                            ----                   -----
TSI Newbury Street, Inc.           Corporation   Town Sports International, Inc.
TSI North Bethesda, LLC            Corporation   TSI Holdings (MD), Inc.
TSI Norwalk, Inc.                  Corporation   Town Sports International, Inc.
TSI Oceanside, Inc.                Corporation   Town Sports International, Inc.
TSI Old Bridge, Inc.               Corporation   TSI Holdings (NJ), Inc.
TSI Parsippany, LLC                Corporation   TSI Holdings (NJ), Inc.
TSI Plainsboro, LLC                Corporation   TSI Holdings (NJ), Inc.
TSI Princeton, LLC                 Corporation   TSI Brunswick, Inc.
TSI Ramsey, LLC                    Corporation   TSI Holdings (NJ), Inc.
TSI Reade Street, Inc.             Corporation   Town Sports International, Inc.
TSI Rittenhouse, LLC               Corporation   TSI Holdings (PA), Inc.
TSI Rodin Place, LLC               Corporation   TSI Holdings (PA), Inc.
TSI Rye, Inc.                      Corporation   Town Sports International, Inc.
TSI Scarsdale, Inc.                Corporation   Town Sports International, Inc.
TSI Seaport, Inc.                  Corporation   Town Sports International, Inc.
TSI Sheridan, Inc.                 Corporation   Town Sports International, Inc.
TSI Silver Spring, LLC             Corporation   TSI Holdings (MD), Inc.
TSI Society Hill, LLC              Corporation   TSI Holdings (PA), Inc.
TSI Soho, Inc.                     Corporation   Town Sports International, Inc.
TSI Somerset, LLC                  Corporation   TSI Holdings (NJ), Inc.
TSI South Park Slope, Inc.         Corporation   Town Sports International, Inc.
TSI Springfield, LLC               Corporation   TSI Holdings (NJ), Inc.
TSI Stamford Downtown, Inc.        Corporation   Town Sports International, Inc.
TSI Stamford Post, Inc.            Corporation   Town Sports International, Inc.
TSI Stamford Rinks, Inc.           Corporation   Town Sports International, Inc.
TSI Staten Island, Inc.            Corporation   Town Sports International, Inc.
TSI Sterling, LLC                  Corporation   TSI Holdings (VA), Inc.
TSI Supplements, Inc.              Corporation   Town Sports International, Inc.
TSI Syosset, Inc.                  Corporation   Town Sports International, Inc.
TSI Wall Street, Inc.              Corporation   Town Sports International, Inc.
TSI Water Street, Inc.             Corporation   Town Sports International, Inc.
TSI Washington, Inc.               Corporation   TSI Holdings (DC), Inc.
TSI Wellesley, Inc.                Corporation   TSI Holdings (MA), Inc.
TSI West 14, Inc.                  Corporation   Town Sports International, Inc.
TSI West 16, Inc.                  Corporation   Town Sports International, Inc.
TSI West 23, Inc.                  Corporation   Town Sports International, Inc.
TSI West 38, Inc.                  Corporation   Town Sports International, Inc.
TSI West 44, Inc.                  Corporation   Town Sports International, Inc.
TSI West 52, Inc.                  Corporation   Town Sports International, Inc.
TSI West 73, Inc.                  Corporation   Town Sports International, Inc.
TSI West 76, Inc.                  Corporation   Town Sports International, Inc.
TSI West 80, Inc.                  Corporation   Town Sports International, Inc.
TSI West 94, Inc.                  Corporation   Town Sports International, Inc.
TSI West 125, Inc.                 Corporation   Town Sports International, Inc.

SUBSIDIARIES                                                        Exhibit 21.1


Subsidiary                            Form                   Owner
----------                            ----                   -----
TSI West Caldwell, LLC             Corporation   TSI Holdings (NJ), Inc.
TSI West Newton, Inc.              Corporation   Town Sports International, Inc.
TSI West Springfield, LLC          Corporation   TSI Holdings (VA), Inc.
TSI Weymouth, Inc.                 Corporation   Town Sports International, Inc.
TSI White Plains, Inc.             Corporation   Town Sports International, Inc.
TSI Whitestone, Inc.               Corporation   Town Sports International, Inc.
TSI Woodmere, Inc.                 Corporation   Town Sports International, Inc.